SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 4, 2004



                            HAMPSHIRE GROUP, LIMITED
       ------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                  000-20201               06-0967107
-----------------------------     ------------         ------------------
(STATE OR OTHER JURISDICTION      (COMMISSION          (I.R.S. EMPLOYER
    OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)


           215 Commerce Boulevard,
           Anderson, South Carolina                           29625
     ---------------------------------------               -----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)




                                 (864) 225-6232
               --------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on March 4,
2004.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HAMPSHIRE GROUP, LIMITED


Date: March 8, 2004                               By: /s/ Charles W. Clayton
-------------------
                                                  --------------------------
                                                  Charles W. Clayton
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------    ----------------------------------------------------------
  99.1         Press release of the Hampshire Group Limited, dated
               March 4, 2004.